SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

URANIUM PLUS RESOURCE CORPORATION

(Name of registrant as Specified in its Charter)

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URANIUM PLUS RESOURCE CORPORATION

Suite 112A – 17624 15th Avenue

Mill Creek, WA 98012

(206) 963-4519

NOTICE OF SHAREHOLDER ACTION BY WRITTEN

CONSENT ON OR ABOUT JANUARY 22, 2010

This Information Statement, which is being provided to shareholders on or about August January 22, 2010, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act, as amended, by Max Entertainment Uranium Plus Resource Corporation (the "Company").

To the Shareholders:

Notice is hereby given that the holders of a majority of the outstanding shares of the Company's common stock have acted by written consent to approve the following actions:

1.

Amend the Company’s Articles of Incorporation to change the Company’s name to ArtVentive Medical Group, Inc.

2.

Forward split the outstanding issued common stock of the Company by 1.65:1, such that each shareholder shall receive on and sixty-five one-hundredths (1.65) new shares of common stock for each one (1) old share of outstanding issued common stock surrendered.

Only shareholders of record at the close of business on January 22, 2010, are being given notice of the Action by Written Consent. Since the actions above have been approved by a majority of the outstanding shares of our voting stock, no proxies were or are being solicited.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider any matter described herein.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Sincerely,

/s/ H. James Graham

H. James Graham

President

URANIUM PLUS RESOURCE CORPORATION

INFORMATION STATEMENTS

GENERAL INFORMATION

General

This information is being provided to the shareholders of Uranium Plus Resource Corporation, a Nevada corporation (the "Company"), in connection with the action by written consent of the holders of a majority of the Company's issued and outstanding shares, in lieu of a special meeting, to amend the Company’s Articles of Incorporation to change the name of the Company and forward split the outstanding, issued shares, approved by the Board of Directors on January 22, 2010.

Record Date and Voting Securities

Only shareholders of record at the close of business on January 22, 2010, are entitled to notice of the action taken, as described herein. On January 22, 2010, the Company had outstanding 12,988,000 shares of common stock, $0.001 par value, each of which was entitled to one vote.

On January 22, 2010, the holders of a majority of the Company's voting power approved the amendment to the Articles of Incorporation.  The increase in authorized shares will take effect on or about February 11, 2010, or as soon as approved by FINRA.

This Information Statement was first provided to the Company's shareholders on or about February 5, 2010.

PROPOSAL ONE

AMENDMENT TO ARTICLES OF INCORPORATION

NAME CHANGE

Purpose:

The Company’s Board of Directors has unanimously adopted a resolution seeking shareholders approval to amend the Articles of Incorporation to change the Company’s name to ArtVentive Medical Group, Inc.

No Dissenters' Rights: Pursuant to Nevada law, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this change in the Board of Directors.  Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 31, 2009, the beneficial ownership of the Company’s common stock by each of its officers and directors, by each person known by the Company to beneficially own more than 5% of  common stock and by  officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 12,988,000 shares of common stock issued and outstanding on December 31, 2009.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage Ownership of Common Stock
Estate of Scott Houghton 1525 Yew Street Vancouver, B.C. Canada, V6J 3E5	5,880,000	45.3%

Korina Houghton 804 – 1238 Melville Street Vancouver, BC Canada V6E 4N2	2,900,000	22.3%

H. James Graham Suite 107 – 17624 15th Ave. Mill Creek, WA 98012 CEO, Director	0	0%

Officers and Directors as a Group (1)	0	0%

Securities Authorized for Issuance under Equity Compensation Plans

The Company has not adopted any equity compensation plans since our inception.

.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a) No officer or director of the Company is receiving remuneration at this time.

(b) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

(c) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan which presently exists.

Director Compensation

Members of the Company’s Board of Directors do not receive compensation, as such, at this time, but are paid consulting fees for specific services as incurred.

Stock Option Grants

As of the date of this Report, the Company has not granted any stock options

Employment Agreements

The Company does not have an employment or consultant agreement in place at this time.

Indemnification

Under the bylaws of the Company, it may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in the Company’s best interest.  The Company may advance expenses incurred in defending a proceeding.  To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees.  With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order.  The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Nevada law, the Company is informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

URANIUM PLUS RESOURCE CORPORATION

Date: February 3, 2010

By:

/s/ H. James Graham

H. James Graham, President